UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2026

Forum Markets, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2875 South Ocean Blvd, Suite 200 Palm Beach, FL	33480
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FRMM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 5, 2026, ETHZilla Auto Loans LLC (“ETHZilla Auto Loans”), a wholly owned subsidiary of Forum Markets Incorporated, Inc. (the “Company”), entered into a Warehouse Facility Agreement, dated as of March 3, 2026 (the “WFA”), with Anchored Finance, LLC, a Connecticut limited liability company (“Anchored Finance”), pursuant to which ETHZilla Auto Loans, as lender, agreed to provide Anchored Finance, as borrower, with a revolving warehouse credit facility (the “Warehouse Facility”) in an initial commitment amount of up to $10,000,000. The Warehouse Facility is intended to provide interim financing for eligible auto loan receivables originated through Automatic USA, an automated auto finance platform partnered with Karus, Inc., an artificial intelligence-driven credit analytics platform in which Forum holds approximately a 20% equity interest. The auto loan receivables financed under the Warehouse Facility may be originated through the Automatic USA platform, pending such auto loan receivables’ sale or other disposition.

The WFA has an initial term of 12 months from the closing date and automatically renews for successive six-month periods unless either party provides at least 60 days’ prior written notice of non-renewal. Advances under the Warehouse Facility are subject to a borrowing base tied to the value and eligibility of the underlying auto loan receivables. As security for its obligations, Anchored Finance has granted ETHZilla Auto Loans a continuing first-priority security interest in the receivables financed under the Warehouse Facility and all related collateral. As of the date of this filing, no advances have been made.

The WFA contains customary representations and warranties, affirmative and negative covenants, events of default, and remedies, and is governed by the laws of the State of New York.

The foregoing summary of the WFA does not purport to be complete and is qualified in its entirety by reference to the full text of the WFA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On March 9, 2026, the Company issued a press release announcing the entry into the WFA discussed above in Item 1.01. A copy of the press release is attached as Exhibit 99.1 to this Current Report and incorporated into this Item 7.01 by reference. The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

Since February 4, 2026, the Company has sold 4,200 Ether (“ETH”) at an average price of $1,938.78 per ETH for total proceeds of $8,147,074. As of the date of this Current Report, the Company has 61,650 ETH remaining on its balance sheet. The Company plans to continue to evaluate various capital raising strategies including ETH sales and equity offerings, as it seeks to complete its business plans, including the tokenization of real-world assets.

Forward-Looking Statements

This Current Report and the press release attached as Exhibit 99.1 to this Current Report may contain forward-looking information within the meaning of applicable securities laws (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” or similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. The Company undertakes no obligation to publicly update or revise any of the forward-looking statements, whether because of new information, future events or otherwise, made in the release or presentation or in any of its U.S. Securities and Exchange Commission (“SEC”) filings or public disclosures, except as provided by law. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including Form 10-Qs, Form 10-Ks and Form 8-Ks, filed with the SEC and available at www.sec.gov. Forward-looking statements speak only as of the date they are made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1*£#^	Warehouse Facility Agreement, dated as of March 3, 2026, by and between ETHZilla Auto Loans LLC and Anchored Finance, LLC.
99.1**	Press Release, dated March 9, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
**	Furnished herewith.
£	Certain schedules and exhibits (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.
#	Portions of this exhibit have been redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon its request.
^	Certain personal information which would constitute an unwarranted invasion of personal privacy has been redacted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORUM MARKETS, INCORPORATED

Date: March 13, 2026	By:	/s/ McAndrew Rudisill
		Name:	McAndrew Rudisill
		Title:	Chief Executive Officer

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